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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 30, 2004
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                                 HYBRIDON, INC.
               (Exact Name of Registrant as Specified in Charter)

        DELAWARE                   001-31918                    04-3072298
 (State or Other Juris-           (Commission                  (IRS Employer
diction of Incorporation          File Number)               Identification No.)


345 VASSAR STREET, CAMBRIDGE, MASSACHUSETTS                        02139
 (Address of Principal Executive Offices)                        (Zip Code)

                                 (617) 679-5500
               Registrant's telephone number, including area code:

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         Pursuant to Hybridon, Inc's 1997 Stock Incentive Plan, on November 30, 2004, Hybridon granted to Robert G. Andersen, Chief Financial Officer and Vice President of Operations of Hybridon, options to purchase 150,000 shares of its common stock. In addition, on December 21, 2004, pursuant to the 1997 Plan, Hybridon granted to Mr. Andersen options to purchase 150,000 shares of its common stock and to Sudhir Agrawal, Chief Executive Officer, President and Chief Scientific Officer of Hybridon, options to purchase 250,000 shares of its common stock. Each of these options has an exercise price of $0.52 per share and vests quarterly over four years. The vesting of these options will be automatically accelerated upon the occurrence of a change in control of Hybridon, as defined in the 1997 Plan.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              HYBRIDON, INC.


Date:  January 7, 2005                        By:   /s/ Robert G. Andersen
                                                 -------------------------------
                                                    Robert G. Andersen
                                                    Chief Financial Officer